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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2001

                              AB LIQUIDATING CORP.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

        000-07428                                         94-1668412
   (Commission File No.)                       (IRS Employer Identification No.)

                          2055 GATEWAY PLACE, SUITE 400
                           SAN JOSE, CALIFORNIA 95110
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 451-3940

                         Adaptive Broadband Corporation
                                  (Former Name)

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Item 5.    Other Events.

     On November 27, 2001, the U.S. Bankruptcy Court, Northern District of California, San Jose Division entered an Order Authorizing Change of Debtor's Name and Caption. Accordingly, on November 28, 2001, pursuant to such order, Adaptive Broadband Corporation filed a Certificate of Amendment with the Delaware Secretary of State changing its corporate name to AB Liquidating Corp. A copy of the Restated Certificate of Incorporation, as amended, of AB Liquidating Corp. is attached hereto as Exhibit 3.1.

Item 7.    Exhibits.

     3.1   Restated Certificate of Incorporation, as amended.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          ADAPTIVE BROADBAND CORPORATION

Dated:  December 13, 2001                 By:      /s/ Elias Nader
                                              ----------------------------------
                                                   Elias Nader
                                                   Secretary

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                              INDEX TO EXHIBITS

Exhibit
Number     Description
-------    -----------
  3.1      Restated Certificate of Incorporation, as amended.